American Mutual Fund, Inc.
                333 S. Hope Street, Los Angeles, California 90071
                            Telephone (213) 486-9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $113,194
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,667
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,598
------------------ --------------------------------
------------------ --------------------------------
Class F            $3,065
------------------ --------------------------------
------------------ --------------------------------
Total              $121,524
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $937
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $108
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $154
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $41
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $16
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $55
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $360
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $916
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $342
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $729
------------------ --------------------------------
------------------ --------------------------------
Total              $125,182
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2300
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1283
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1196
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2165
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2126
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1031
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1052
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1709
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2028
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1202
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1219
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1794
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2175
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2559
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            506,104
------------------ ----------------------------------
------------------ ----------------------------------
Class B            21,718
------------------ ----------------------------------
------------------ ----------------------------------
Class C            23,396
------------------ ----------------------------------
------------------ ----------------------------------
Class F            15,139
------------------ ----------------------------------
------------------ ----------------------------------
Total              566,357
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,934
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,123
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,602
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        265
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        92
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          493
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,290
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,836
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,728
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,214
------------------ ----------------------------------
------------------ ----------------------------------
Total              588,934
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $25.70
----------------------- -------------------------
----------------------- -------------------------
Class B                 $25.55
----------------------- -------------------------
----------------------- -------------------------
Class C                 $25.50
----------------------- -------------------------
----------------------- -------------------------
Class F                 $25.64
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $25.67
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $25.60
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $25.60
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $25.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $25.69
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $25.57
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $25.54
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $25.60
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $25.66
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $25.71
----------------------- -------------------------